UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21386

Dreyfus Manager Funds I
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Alpha Growth Fund

ANNUAL REPORT March 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Renewal of
the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Alpha Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Alpha Growth Fund, covering the 12-month period from April 1, 2010, through March 31, 2011.

Equities have fared quite well over the past year despite heightened market volatility in the spring and summer of 2010 stemming from a subpar U.S. economic recovery and developments in overseas markets. The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus gave investors confidence that the economy was unlikely to slip back into recession. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger, better established counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 in light of new fiscal stimulus measures, an improving labor market and benign inflationary pressures. The implications of this outlook are generally positive for stocks. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2010, through March 31, 2011, as provided by Warren Chiang and C.Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31, 2011, Dreyfus Alpha Growth Fund’s Class A shares produced a total return of 15.45%, Class B shares returned 14.43%, Class C shares returned 14.59% and Class I shares returned 15.85%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) produced a total return of 15.66%, and the Russell 1000 Growth Index returned 18.26% for the same period.2,3

Although stocks encountered heightened volatility early in the reporting period, a rally over the second half propelled equities to double-digit gains.The fund’s returns were roughly in line with the S&P 500 Index but lower than the Russell 1000 Growth Index, as the fund’s concentrated portfolio did not participate fully in the early stages of a rally that was especially robust among growth stocks.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in stocks selected using one or more quantitative models.These models are designed to identify equity securities with attractive long-term relative valuations, sustainable earnings and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations.

We use the models systematically to select approximately 50 to 100 securities. Generally, we maintain the fund’s sector concentrations in proportions that are similar to those of the Russell 1000 Growth Index. We periodically reapply our models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our ongoing research efforts.

Improved Economic Confidence Fueled a Market Rally

Although much of the world had emerged from recession, several developments shook investor sentiment in the spring of 2010. Europe

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

was roiled by a sovereign debt crisis, leading to fiscal austerity measures that threatened the region’s economic rebound. Meanwhile, disappointing housing and employment data in the United States weighed on already mild growth. As a result, stocks encountered heightened volatility over the first half of the reporting period.

However, it became clearer over the summer that investors’ economic concerns may have been overblown. New stimulative efforts by the Federal Reserve Board helped convince investors that a double-dip recession was unlikely, and they began to look forward to better business conditions. A more optimistic investment outlook was reinforced by improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the resolution of U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market. However, the rally was interrupted in February when political unrest in the Middle East led to sharply higher energy prices, and again in March when Japan suffered a devastating earthquake and tsunami. Still, stocks proved resilient, ending the reporting period with significant gains, on average.

Stock Selections Produced Mixed Results

The fund’s quantitative models worked well during the reporting period, with valuation, behavioral and quality factors making positive contributions to results. However, the fund’s returns lagged the Russell 1000 Growth Index due to a handful of disappointments. In the health care sector, biopharmaceutical developer Gilead Sciences encountered regulatory delays affecting a new drug under development, and biotechnology firm Amgen was hurt by competitive pressures.Among technology companies, storage specialist Western Digital reduced earnings guidance due to operational issues. In the industrials sector, defense contractor Raytheon was undermined by worries about potential cuts in government spending, and the fund did not participate fully in gains posted by Owens Corning, which reported surprisingly strong quarterly results.

On a more positive note, the fund roughly matched the returns of the S&P 500 Index. In the financials sector, credit rating agency Moody’s rebounded from previously depressed levels after reporting better-than-

expected earnings, and specialty finance company AmeriCredit was acquired by General Motors at a premium to its stock price at the time. The fund benefited from underweighted exposure to networking giant Cisco Systems, which has not participated as strongly as some of its competitors in the trend toward “cloud computing.” Metals-and-mining company Freeport McMoRan Copper & Gold gained value amid robust demand from the emerging markets.

Anticipating a Return to Fundamentals

We remain cautiously optimistic regarding the U.S. and global economic recoveries. However, as the global economy moves to the next phase of its cycle, we believe that investors are likely to turn their attention away from macroeconomic events and toward the strengths and weaknesses of individual companies. Our disciplined investment process may be especially well suited to a more selective market environment in which investors make objective decisions based on company fundamentals, including their valuations, earnings quality and behavioral characteristics.

April 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.
3 SOURCE: LIPPER INC. — The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.The index does not take into account fees and expenses to which the fund is subject.

TheFund 5

Years Ended 3/31

Comparison of change in value of $10,000 investment in Dreyfus Alpha Growth Fund Class A shares, Class B shares, Class C shares and Class I shares and the Russell 1000 Growth Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus Alpha Growth Fund on 3/31/01 to a $10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Class A, B, C and I shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads.The fund’s other share classes have achieved different returns.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/11

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8.81%	–0.89%	4.43%
without sales charge	15.45%	0.29%	5.05%
Class B shares
with applicable redemption charge †	10.43%	–0.90%	4.67%
without redemption	14.43%	–0.57%	4.67%
Class C shares
with applicable redemption charge ††	13.59%	–0.49%	4.37%
without redemption	14.59%	–0.49%	4.37%
Class I shares	15.85%	0.51%	5.18%
Russell 1000 Growth Index	18.26%	4.34%	2.99%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class B, Class C and Class I shares shown in the table include the performance of the predecessor fund prior to April 30, 2004, and are adjusted to reflect the applicable sales loads.

Prior to 8/1/02, the fund was known as the Bear Stearns Focus List Portfolio and employed a materially different investment strategy in pursuit of its objective of seeking capital appreciation. In deciding whether to invest in the fund, investors should consider that the fund’s historical performance prior to this time period does not reflect the fund’s current investment strategy. In addition, from time to time prior to 8/1/02, the fund allocated a portion of its assets to money market instruments, during which time the overall stock market declined substantially in value. These past allocations are a material factor contributing to the fund’s longer-term total return record.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

TheFund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Alpha Growth Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.93	$ 11.69	$ 11.03	$ 5.18
Ending value (after expenses)	$1,206.70	$1,201.30	$1,201.90	$1,208.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.34	$ 10.70	$ 10.10	$ 4.73
Ending value (after expenses)	$1,018.65	$1,014.31	$1,014.91	$1,020.24

† Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 2.13% for Class B, 2.01% for
Class C and .94% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2011

Common Stocks—99.5%	Shares	Value ($)
Consumer Discretionary—13.8%
Autoliv	45,200	3,355,196
AutoZone	5,400 [a]	1,477,224
Ford Motor	24,300 [a]	362,313
ITT Educational Services	14,700 [b]	1,060,605
O’Reilly Automotive	35,700 [a]	2,051,322
Starbucks	62,300	2,301,985
Target	71,700	3,585,717
Washington Post, Cl. B	4,700 [b]	2,056,532
Wynn Resorts	22,500	2,863,125
		19,114,019
Consumer Staples—10.3%
Coca-Cola Enterprises	112,300	3,065,790
Colgate-Palmolive	18,800	1,518,288
Dr. Pepper Snapple Group	78,800	2,928,208
Hormel Foods	31,200	868,608
Kroger	114,100	2,734,977
Wal-Mart Stores	37,000	1,925,850
Walgreen	30,600	1,228,284
		14,270,005
Energy—11.9%
Arch Coal	33,600	1,210,944
Chevron	30,700	3,298,101
ConocoPhillips	21,700	1,732,962
Exxon Mobil	61,200	5,148,756
Murphy Oil	39,000	2,863,380
Whiting Petroleum	31,000 [a]	2,276,950
		16,531,093
Financial—3.0%
Annaly Capital Management	34,400 [c]	600,280
Moody’s	105,900	3,591,069
		4,191,349
Health Care—11.5%
Abbott Laboratories	3,000	147,150
Amgen	46,800 [a]	2,501,460
Biogen Idec	14,700 [a]	1,078,833

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
C.R. Bard	5,200	516,412
Eli Lilly & Co.	84,700	2,978,899
Express Scripts	64,700 [a]	3,597,967
Humana	23,500 [a]	1,643,590
Johnson & Johnson	45,200	2,678,100
Merck & Co.	17,200	567,772
St. Jude Medical	6,300	322,938
		16,033,121
Industrial—9.6%
General Electric	92,300	1,850,615
L-3 Communications Holdings	30,900	2,419,779
Southwest Airlines	134,000	1,692,420
Textron	85,600 [b]	2,344,584
Timken	58,200	3,043,860
Toro	30,800	2,039,576
		13,390,834
Information Technology—31.3%
Activision Blizzard	238,100	2,611,957
Apple	18,579 [a]	6,473,853
Cisco Systems	36,000	617,400
Computer Sciences	20,400	994,092
Corning	129,200	2,665,396
Fiserv	17,900 [a]	1,122,688
Google, Cl. A	900 [a]	527,589
Hewlett-Packard	32,088	1,314,645
International Business Machines	35,200	5,740,064
Lam Research	37,400 [a]	2,119,084

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Lexmark International, Cl. A	47,000 [a]	1,740,880
MasterCard, Cl. A	7,500	1,887,900
Microsoft	228,901	5,804,929
Oracle	44,400	1,481,628
SanDisk	57,700 [a]	2,659,393
Visa, Cl. A	46,900	3,452,778
Vishay Intertechnology	128,000 [a,b]	2,270,720
		43,484,996
Materials—4.7%
Ball	53,700	1,925,145
Freeport-McMoRan Copper & Gold	80,000	4,444,000
Lubrizol	1,400	187,544
		6,556,689
Telecommunication Services—2.2%
AT&T	100,200	3,066,120
Utilities—1.2%
DPL	54,400	1,491,104
Wisconsin Energy	3,600	109,800
		1,600,904
Total Common Stocks
(cost $119,516,691)		138,239,130

Other Investment—.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,135,000)	1,135,000 [d]	1,135,000

TheFund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—3.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $4,347,204)	4,347,204 [d]	4,347,204

Total Investments (cost $124,998,895)	103.4%	143,721,334
Liabilities, Less Cash and Receivables	(3.4%)	(4,763,111)
Net Assets	100.0%	138,958,223

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s securities on loan was $6,298,592 and the value of the collateral held by the fund was $6,454,077, consisting of cash collateral of $4,347,204 and
U.S. Governement and agency securities valued at $2,106,873.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	31.3	Materials	4.7
Consumer Discretionary	13.8	Money Market Investments	3.9
Energy	11.9	Financial	3.0
Health Care	11.5	Telecommunication Services	2.2
Consumer Staples	10.3	Utilities	1.2
Industrial	9.6		103.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,298,592)—Note 1(b):
Unaffiliated issuers		119,516,691		138,239,130
Affiliated issuers			5,482,204	5,482,204
Dividends and interest receivable				126,707
Receivable for shares of Beneficial Interest subscribed				8,142
Prepaid expenses				25,739
				143,881,922
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				169,397
Cash overdraft due to Custodian				7,135
Liability for securities on loan—Note 1(b)				4,347,204
Payable for shares of Beneficial Interest redeemed				290,334
Accrued expenses				109,629
				4,923,699
Net Assets ($)				138,958,223
Composition of Net Assets ($):
Paid-in capital				223,279,708
Accumulated undistributed investment income—net				94,534
Accumulated net realized gain (loss) on investments			(103,138,458)
Accumulated net unrealized appreciation
(depreciation) on investments				18,722,439
Net Assets ($)				138,958,223

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	91,232,635	10,771,419	34,190,561	2,763,608
Shares Outstanding	4,519,686	580,422	1,829,420	136,635
Net Asset Value Per Share ($)	20.19	18.56	18.69	20.23

See notes to financial statements.

TheFund 13

STATEMENT OF OPERATIONS
Year Ended March 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,633,318
Affiliated issuers	1,681
Income from securities lending—Note 1(b)	17,910
Total Income	2,652,909
Expenses:
Management fee—Note 3(a)	1,064,072
Shareholder servicing costs—Note 3(c)	670,143
Distribution fees—Note 3(b)	347,930
Professional fees	58,701
Registration fees	49,946
Prospectus and shareholders’ reports	12,805
Trustees’ fees and expenses—Note 3(d)	12,486
Custodian fees—Note 3(c)	12,162
Loan commitment fees—Note 2	2,362
Interest expense—Note 2	55
Miscellaneous	17,958
Total Expenses	2,248,620
Less—reduction in fees due to earnings credits—Note 3(c)	(581)
Net Expenses	2,248,039
Investment Income—Net	404,870
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,277,590
Net unrealized appreciation (depreciation) on investments	(331,616)
Net Realized and Unrealized Gain (Loss) on Investments	17,945,974
Net Increase in Net Assets Resulting from Operations	18,350,844
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2011	2010
Operations ($):
Investment income—net	404,870	808,889
Net realized gain (loss) on investments	18,277,590	12,513,122
Net unrealized appreciation
(depreciation) on investments	(331,616)	55,843,201
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,350,844	69,165,212
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(328,371)	(718,341)
Class I Shares	(21,737)	(26,523)
Total Dividends	(350,108)	(744,864)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,354,730	9,457,243
Class B Shares	28,799	207,713
Class C Shares	994,557	777,270
Class I Shares	1,562,568	3,980,024
Dividends reinvested:
Class A Shares	313,836	691,773
Class I Shares	14,756	16,088
Cost of shares redeemed:
Class A Shares	(37,716,395)	(68,072,808)
Class B Shares	(6,727,720)	(6,580,979)
Class C Shares	(9,515,429)	(12,624,243)
Class I Shares	(3,940,670)	(476,983)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(46,630,968)	(72,624,902)
Total Increase (Decrease) in Net Assets	(28,630,232)	(4,204,554)
Net Assets ($):
Beginning of Period	167,588,455	171,793,009
End of Period	138,958,223	167,588,455
Undistributed investment income—net	94,534	63,984

TheFund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	466,539	618,186
Shares issued for dividends reinvested	16,747	42,676
Shares redeemed	(2,142,497)	(4,759,179)
Net Increase (Decrease) in Shares Outstanding	(1,659,211)	(4,098,317)
Class Ba
Shares sold	1,917	15,906
Shares redeemed	(412,049)	(470,622)
Net Increase (Decrease) in Shares Outstanding	(410,132)	(454,716)
Class C
Shares sold	56,242	53,919
Shares redeemed	(581,066)	(880,359)
Net Increase (Decrease) in Shares Outstanding	(524,824)	(826,440)
Class I
Shares sold	84,077	242,994
Shares issued for dividends reinvested	787	991
Shares redeemed	(215,088)	(29,516)
Net Increase (Decrease) in Shares Outstanding	(130,224)	214,469

a During the period ended March 31, 2011, 130,382 Class B shares representing $2,131,547 were automatically converted to 120,125 Class A shares and during the period ended March 31, 2010, 123,547 Class B shares representing $1,764,106 were automatically converted to 114,154 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	17.55	11.74	18.83	23.02	24.58
Investment Operations:
Investment income (loss)—net[a]	.09	.11	.10	(.01)	.03
Net realized and unrealized
gain (loss) on investments	2.62	5.80	(7.01)	(1.04)	(.47)
Total from Investment Operations	2.71	5.91	(6.91)	(1.05)	(.44)
Distributions:
Dividends from investment income—net	(.07)	(.10)	(.12)	—	—
Dividends from net realized
gain on investments	—	—	(.06)	(3.14)	(1.12)
Total Distributions	(.07)	(.10)	(.18)	(3.14)	(1.12)
Net asset value, end of period	20.19	17.55	11.74	18.83	23.02
Total Return (%)[b]	15.45	50.45	(36.68)	(6.18)	(1.66)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.34	1.34	1.27	1.19	1.14
Ratio of net expenses
to average net assets	1.34	1.34	1.26	1.19	1.14
Ratio of net investment income
(loss) to average net assets	.53	.73	.63	(.05)	.15
Portfolio Turnover Rate	90.32	125.26	114.25	130.42	186.08
Net Assets, end of period ($ x 1,000)	91,233	108,427	120,697	282,003	788,639

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	16.22	10.88	17.42	21.69	23.42
Investment Operations:
Investment (loss)—net[a]	(.06)	(.02)	(.03)	(.19)	(.14)
Net realized and unrealized
gain (loss) on investments	2.40	5.36	(6.45)	(.94)	(.47)
Total from Investment Operations	2.34	5.34	(6.48)	(1.13)	(.61)
Distributions:
Dividends from net realized
gain on investments	—	—	(.06)	(3.14)	(1.12)
Net asset value, end of period	18.56	16.22	10.88	17.42	21.69
Total Return (%)[b]	14.43	49.08	(37.20)	(6.97)	(2.50)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.22	2.20	2.14	2.03	1.95
Ratio of net expenses
to average net assets	2.22	2.20	2.13	2.03	1.95
Ratio of net investment (loss)
to average net assets	(.35)	(.13)	(.22)	(.90)	(.67)
Portfolio Turnover Rate	90.32	125.26	114.25	130.42	186.08
Net Assets, end of period ($ x 1,000)	10,771	16,065	15,720	37,176	64,606

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

		Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	16.31	10.93	17.49	21.75	23.47
Investment Operations:
Investment (loss)—net[a]	(.03)	(.01)	(.03)	(.18)	(.14)
Net realized and unrealized
gain (loss) on investments	2.41	5.39	(6.47)	(.94)	(.46)
Total from Investment Operations	2.38	5.38	(6.50)	(1.12)	(.60)
Distributions:
Dividends from net realized
gain on investments	—	—	(.06)	(3.14)	(1.12)
Net asset value, end of period	18.69	16.31	10.93	17.49	21.75
Total Return (%)[b]	14.59	49.22	(37.17)	(6.94)	(2.41)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.08	2.10	2.08	1.96	1.92
Ratio of net expenses
to average net assets	2.08	2.10	2.07	1.96	1.92
Ratio of net investment (loss)
to average net assets	(.21)	(.04)	(.17)	(.83)	(.64)
Portfolio Turnover Rate	90.32	125.26	114.25	130.42	186.08
Net Assets, end of period ($ x 1,000)	34,191	38,401	34,759	87,532	185,538

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

TheFund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class I Shares	2011	2010	2009	2008[a]	2007
Per Share Data ($):
Net asset value, beginning of period	17.59	11.79	19.00	23.12	24.60
Investment Operations:
Investment income—net[b]	.15	.19	.15	.07	.11
Net realized and unrealized
gain (loss) on investments	2.63	5.77	(7.13)	(1.05)	(.47)
Total from Investment Operations	2.78	5.96	(6.98)	(.98)	(.36)
Distributions:
Dividends from investment income—net	(.14)	(.16)	(.17)	—	—
Dividends from net realized
gain on investments	—	—	(.06)	(3.14)	(1.12)
Total Distributions	(.14)	(.16)	(.23)	(3.14)	(1.12)
Net asset value, end of period	20.23	17.59	11.79	19.00	23.12
Total Return (%)	15.85	50.69	(36.76)	(5.83)	(1.33)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	.97	.84	.84	.81
Ratio of net expenses
to average net assets	1.01	.97	.83	.84	.81
Ratio of net investment income
to average net assets	.86	1.22	.83	.31	.47
Portfolio Turnover Rate	90.32	125.26	114.25	130.42	186.08
Net Assets, end of period ($ x 1,000)	2,764	4,695	618	29,622	44,073

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Alpha Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

TheFund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

TheFund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in Securities:
Equity Securities —
Domestic†	134,883,934	—	—	134,883,934
Equity Securities —
Foreign†	3,355,196	—	—	3,355,196
Mutual Funds	5,482,204	—	—	5,482,204
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus,

the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011, The Bank of New York Mellon earned $7,676 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	3/31/2010 ($)	Purchases ($)	Sales ($)	3/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	651,000	35,769,000	35,285,000	1,135,000.8
Dreyfus
Institutional
Cash
Advantage
Plus Fund	34,661,839	64,882,438	95,197,073	4,347,204	3.1
Total	35,312,839	100,651,438	130,482,073	5,482,204	3.9

TheFund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $94,534, accumulated capital losses $103,138,458 and unrealized appreciation $18,722,439.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2011. If not applied, $41,627,392 of the carryover expires in fiscal 2017 and $61,511,066 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2011 and March 31, 2010 were as follows: ordinary income $350,108 and $744,864, respectively.

During the period ended March 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $24,212 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2011, was approximately $3,800 with a related weighted average annualized interest rate of 1.44%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended March 31, 2011, the Distributor retained $2,015 from commissions earned on sales of the fund’s Class A shares

TheFund 27

NOTES TO FINANCIAL STATEMENTS (continued)

and $19,922 and $3,278 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2011, Class B and Class C shares were charged $94,841 and $253,089, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A, Class B and Class C shares were charged $230,857, $31,613 and $84,363, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $86,815 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $8,496 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $581.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $12,162 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $6,268 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $87,922, Rule 12b-1 distribution plan fees $28,341, shareholder services plan fees $28,629, custodian fees $6,120, chief compliance officer fees $1,957 and transfer agency per account fees $16,428.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $127,106,861 and $173,817,496, respectively.

At March 31, 2011, the cost of investments for federal income tax purposes was $124,998,895; accordingly, accumulated net unrealized appreciation on investments was $18,722,439, consisting of $20,380,193 gross unrealized appreciation and $1,657,754 gross unrealized depreciation.

TheFund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Subsequent Events:

On April 7, 2011, the Board of Trustees approved the merger of the fund into Dreyfus Research Growth Fund, Inc. The merger is subject to the approval of the shareholders of the fund at a meeting to be held on August 11, 2011. If approved, the merger is anticipated to occur on or about November 9, 2011. On the date of the merger, which is a tax-free reorganization, the fund would exchange all of its assets at net asset value, subject to liabilities, for an equivalent value of corresponding Class A, C or I shares of Dreyfus Research Growth Fund, Inc. Class B shareholders of the fund will receive Class A shares of Dreyfus Research Growth Fund, Inc.Those shares then will be distributed pro rata to shareholders of the fund so that each shareholder receives a number of shares of Dreyfus Research Growth Fund, Inc. equal to the aggregate net asset value of the shareholder’s fund shares.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Alpha Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Alpha Growth Fund (one of the series comprising Dreyfus Manager Funds I) as of March 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Alpha Growth Fund at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 24, 2011

TheFund 31

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended March 31, 2011 as qualifying for the corporate dividends received deduction. For the fiscal year ended March 31, 2011, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $350,108 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

TheFund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Representatives of Dreyfus informed the Board that changes were being made to the fund’s quantitative investment model in an effort to improve the fund’s performance.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group median and above the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that

TheFund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement for a six-month term ending September 30, 2011 was in the best interests of the fund and its shareholders.

TheFund 37

TheFund

40

TheFund 41

OFFICERS OF THE FUND (Unaudited) (continued)

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

Research Core Fund

ANNUAL REPORT March 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Information About the Renewal of
the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Research Core Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Research Core Fund, covering the 12-month period from April 1, 2010, through March 31, 2011.

Equities have fared quite well over the past year despite heightened market volatility in the spring and summer of 2010 stemming from a subpar U.S. economic recovery and developments in overseas markets. The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus gave investors confidence that the economy was unlikely to slip back into recession. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger, better established counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 in light of new fiscal stimulus measures, an improving labor market and benign inflationary pressures. The implications of this outlook are generally positive for stocks. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2010, through March 31, 2011, as provided by Elizabeth Slover, David M. Sealy and Barry K. Mills, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31, 2011, Dreyfus Research Core Fund’s Class A shares produced a total return of 13.54%, Class B shares returned 12.90%, Class C shares returned 12.73%, and Class I shares returned 13.94%.1,2 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 15.66% for the same period.3

Although stocks encountered heightened volatility in the spring and summer of 2010, a rally over the reporting period’s second half drove the U.S. stock market higher.The fund produced lower returns than its benchmark, primarily due to disappointing stock selections in the energy and information technology sectors.

The Fund’s Investment Approach

The fund seeks to provide investment results that exceed the total return of the S&P 500 Index. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks.The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, each responsible for investments in his or her area of expertise. As the fund’s portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.The analysts, under the direction of the core research team’s director, determine the fund’s allocations among market sectors.

Improved Economic Confidence Fueled a Market Rally

Although much of the world had emerged from recession, a number of new developments shook investors’ confidence in the spring of 2010. Europe was roiled by a sovereign debt crisis, leading to fiscal austerity

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

measures that threatened the region’s sluggish economic rebound. Meanwhile, disappointing housing and employment data in the United States weighed on already mild growth.As a result, U.S. stocks encountered heightened volatility over the first half of the reporting period.

However, it became clearer over the summer that investors’ economic concerns were overblown. New stimulative efforts by the Federal Reserve Board helped convince many investors that the U.S. economy was unlikely to slip back into recession, and they began to look forward to better business conditions.A more optimistic outlook was reinforced by subsequent improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices, and again in March when Japan suffered a devastating earthquake and tsunami. Still, stocks proved resilient, ending the reporting period with significant gains.

Security Selections Successful in Most Sectors

Although our analyst-driven security selection process proved effective in several market segments, shortfalls in the energy sector undermined relative performance. Lack of exposure to integrated energy giant Chevron offset otherwise strong results from ExxonMobil and Occidental Petroleum. In the information technology sector, semiconductor companies and software developers weighed on relative results. Semiconductor materials provider Cree encountered lower order volumes amid delayed orders from China, and Internet content delivery company Akamai Technologies was hurt by intensifying competitive pressures.

The fund achieved better relative performance in the industrials sector, where machinery companies generally advanced due to robust demand from the emerging markets. Heavy equipment producer Caterpillar benefited from robust construction activity in Latin America and the Asia/Pacific region, and engines maker Cummins also achieved higher overseas sales. In the consumer staples sector,

4

Whole Foods Market prospered as consumers returned to premium brands. Among materials companies, metals-and-mining giant Freeport-McMoRan Copper & Gold saw production levels rise amid greater demand for copper in China.

Positioned for a More Selective Market Environment

We believe the economic recovery is likely to continue. U.S. labor markets have improved, profits in some industries have returned to pre-recession levels, and several domestic political uncertainties were resolved following the midterm elections. Nonetheless, stubbornly high U.S. unemployment, geopolitical turmoil and mounting inflationary pressures could challenge market sentiment.

We anticipate that investors will become more selective in such an environment, favoring companies that can grow in a moderate-growth economy and avoiding those with weaker underlying business fundamentals. Consequently, our bottom-up security selection process has identified a number of opportunities in the health care sector, but fewer stocks in the financials sector have satisfied our investment criteria.

April 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Included in the fund’s total return are class action proceeds as disclosed in the Financial
Highlights.
3 SOURCE: LIPPER INC. — The index reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Research Core Fund Class A shares, Class B shares, Class C shares and Class I shares and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus Research Core Fund on 3/31/01 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective October 1, 2010, Dreyfus S&P STARS Fund changed its name to Dreyfus Research Core Fund.

Class A, B, C and I shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads.The fund’s other share classes have achieved different returns.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 3/31/11
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7.00%	–3.26%	–0.65%
without sales charge	13.54%	–2.10%	–0.06%
Class B shares
with applicable redemption charge †	8.90%	–3.27%	–0.42%
without redemption	12.90%	–2.88%	–0.42%
Class C shares
with applicable redemption charge ††	11.73%	–2.84%	–0.73%
without redemption	12.73%	–2.84%	–0.73%
Class I shares	13.94%	–1.74%	0.38%
Standard & Poor’s 500
Composite Stock Price Index	15.66%	2.63%	3.29%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class B, Class C and Class I shares shown in the table include the performance of the predecessor fund prior to April 30, 2004, and are adjusted to reflect the applicable sales loads.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Core Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.87	$ 9.67	$ 10.79	$ 4.93
Ending value (after expenses)	$1,168.90	$1,166.40	$1,164.60	$1,171.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.39	$ 9.00	$ 10.05	$ 4.58
Ending value (after expenses)	$1,018.60	$1,016.01	$1,014.96	$1,020.39

† Expenses are equal to the fund’s annualized expense ratio of 1.27% for Class A, 1.79% for Class B, 2.00% for
Class C and .91% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

March 31, 2011

Common Stocks—99.4%	Shares		Value ($)
Consumer Discretionary—12.2%
Amazon.com	15,770	[a]	2,840,650
Carnival	49,880		1,913,397
DIRECTV, Cl. A	44,790 [a]		2,096,172
Guess?	34,320		1,350,492
Johnson Controls	58,360		2,426,025
Limited Brands	69,620		2,289,106
Lowe’s	69,400		1,834,242
Macy’s	128,980		3,129,055
Newell Rubbermaid	162,890		3,116,086
Nordstrom	78,210		3,510,065
Omnicom Group	32,470		1,592,978
Priceline.com	4,500	[a]	2,278,980
Stanley Black & Decker	30,780		2,357,748
Walt Disney	69,810		3,008,113
			33,743,109
Consumer Staples—9.5%
Dr. Pepper Snapple Group	47,290		1,757,296
Energizer Holdings	27,490 [a]		1,956,188
Lorillard	14,360		1,364,344
PepsiCo	78,860		5,079,373
Philip Morris International	66,030		4,333,549
Procter & Gamble	95,040		5,854,464
Walgreen	69,780		2,800,969
Whole Foods Market	46,580		3,069,622
			26,215,805
Energy—12.5%
Apache	44,000		5,760,480
Cameron International	47,940	[a]	2,737,374
ENSCO, ADR	45,320		2,621,309
Exxon Mobil	131,010		11,021,871
Halliburton	56,940		2,837,890
Occidental Petroleum	37,350		3,902,702
Schlumberger	60,250		5,618,915
			34,500,541

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—13.5%
Ameriprise Financial	49,600	3,029,568
Bank of America	293,430	3,911,422
Citigroup	1,445,000 [a]	6,386,900
Comerica	78,440	2,880,317
Discover Financial Services	107,880	2,602,066
Hartford Financial Services Group	103,200	2,779,176
Janus Capital Group	157,330	1,961,905
New York Community Bancorp	112,240	1,937,262
Prudential Financial	43,150	2,657,177
Unum Group	88,150	2,313,938
Wells Fargo & Co.	213,070	6,754,319
		37,214,050
Health Care—12.9%
Agilent Technologies	48,510 [a]	2,172,278
Allergan	19,100	1,356,482
Allscripts Healthcare Solutions	71,260 [a]	1,495,747
Amgen	35,990 [a]	1,923,665
Covidien	38,280	1,988,263
Dendreon	42,520 [a]	1,591,524
Edwards Lifesciences	19,810 [a]	1,723,470
Illumina	20,470 [a,b]	1,434,333
McKesson	32,910	2,601,536
Merck & Co.	94,700	3,126,047
Pfizer	295,420	5,999,980
St. Jude Medical	53,920	2,763,939
Thermo Fisher Scientific	41,350 [a]	2,296,993
UnitedHealth Group	46,640	2,108,128
Vertex Pharmaceuticals	30,290 [a]	1,451,800
Warner Chilcott, Cl. A	69,690	1,622,383
		35,656,568
Industrial—12.3%
Caterpillar	67,720	7,540,622
Cooper Industries	51,400	3,335,860
Cummins	38,560	4,226,947
Dover	41,410	2,722,293

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Eaton	77,720	4,308,797
General Electric	328,100	6,578,405
Ingersoll-Rand	66,460	3,210,682
Owens Corning	59,290 [a]	2,133,847
		34,057,453
Information Technology—19.8%
Alcatel-Lucent, ADR	296,950 [a,b]	1,725,279
Apple	28,320 [a]	9,868,104
Atmel	155,520 [a]	2,119,738
BMC Software	37,200 [a]	1,850,328
Corning	124,130	2,560,802
Google, Cl. A	9,840 [a]	5,768,306
Informatica	53,330 [a]	2,785,426
International Business Machines	45,560	7,429,469
Motorola Mobility Holdings	68,378 [a]	1,668,423
NetApp	55,000 [a]	2,649,900
Oracle	179,960	6,005,265
Paychex	89,330	2,801,389
QUALCOMM	88,760	4,866,711
Teradata	54,930 [a]	2,784,951
		54,884,091
Materials—3.2%
Crown Holdings	48,780 [a]	1,881,932
Eastman Chemical	35,220	3,498,050
Freeport-McMoRan Copper & Gold	61,480	3,415,214
		8,795,196
Telecommunication Services—2.0%
AT&T	184,020	5,631,012
Utilities—1.5%
American Electric Power	48,900	1,718,346
NextEra Energy	46,400	2,557,568
		4,275,914
Total Common Stocks
(cost $232,167,526)		274,973,739

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,400,000)	5,400,000 [c]	5,400,000

Investment of Cash Collateral
for Securities Loaned—1.1%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,918,932)	2,918,932 [c]	2,918,932

Total Investments (cost $240,486,458)	102.4%	283,292,671
Liabilities, Less Cash and Receivables	(2.4%)	(6,702,468)
Net Assets	100.0%	276,590,203

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s securities on loan was $2,843,651 and the value of the collateral held by the fund was $2,918,932.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	19.8	Consumer Staples	9.5
Financial	13.5	Materials	3.2
Health Care	12.9	Money Market Investments	3.0
Energy	12.5	Telecommunication Services	2.0
Industrial	12.3	Utilities	1.5
Consumer Discretionary	12.2		102.4

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,843,651)—Note 1(b):
Unaffiliated issuers		232,167,526		274,973,739
Affiliated issuers			8,318,932	8,318,932
Receivable for investment securities sold				3,565,297
Dividends and interest receivable				268,098
Receivable for shares of Beneficial Interest subscribed				2,248
Prepaid expenses				39,433
				287,167,747
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				328,530
Cash overdraft due to Custodian				149,735
Payable for investment securities purchased				6,356,657
Liability for securities on loan—Note 1(b)				2,918,932
Payable for shares of Beneficial Interest redeemed				562,922
Accrued expenses				260,768
				10,577,544
Net Assets ($)				276,590,203
Composition of Net Assets ($):
Paid-in capital				540,337,648
Accumulated undistributed investment income—net				308,949
Accumulated net realized gain (loss) on investments				(306,862,607)
Accumulated net unrealized appreciation
(depreciation) on investments				42,806,213
Net Assets ($)				276,590,203

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	197,576,323	5,535,056	68,730,917	4,747,907
Shares Outstanding	7,136,740	218,810	2,712,926	160,452
Net Asset Value Per Share ($)	27.68	25.30	25.33	29.59

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended March 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,478,325
Affiliated issuers	6,918
Income from securities lending—Note 1(b)	3,834
Total Income	4,489,077
Expenses:
Management fee—Note 3(a)	1,959,272
Shareholder servicing costs—Note 3(c)	1,526,132
Distribution fees—Note 3(b)	577,211
License fee—Note 3(a)	212,296
Professional fees	68,475
Prospectus and shareholders’ reports	57,070
Registration fees	49,125
Custodian fees—Note 3(c)	24,725
Trustees’ fees and expenses—Note 3(d)	20,515
Loan commitment fees—Note 2	4,928
Miscellaneous	22,021
Total Expenses	4,521,770
Less—reduction in management fee due to undertaking—Note 3(a)	(366,725)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,417)
Net Expenses	4,152,628
Investment Income—Net	336,449
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,306,876
Net unrealized appreciation (depreciation) on investments	22,569,615
Net Realized and Unrealized Gain (Loss) on Investments	31,876,491
Net Increase in Net Assets Resulting from Operations	32,212,940
See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2011	2010
Operations ($):
Investment income (loss)—net	336,449	(270,431)
Net realized gain (loss) on investments	9,306,876	(16,939,522)
Net unrealized appreciation
(depreciation) on investments	22,569,615	120,698,849
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,212,940	103,488,896
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,443,324	30,045,505
Class B Shares	19,556	101,129
Class C Shares	1,075,726	3,012,658
Class I Shares	182,473	913,649
Cost of shares redeemed:
Class A Shares	(58,488,539)	(62,936,572)
Class B Shares	(7,657,062)	(30,747,236)
Class C Shares	(19,045,974)	(22,921,152)
Class I Shares	(877,500)	(1,307,522)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(76,347,996)	(83,839,541)
Total Increase (Decrease) in Net Assets	(44,135,056)	19,649,355
Net Assets ($):
Beginning of Period	320,725,259	301,075,904
End of Period	276,590,203	320,725,259
Undistributed investment income—net	308,949	—

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	347,085	1,421,371
Shares redeemed	(2,410,017)	(2,902,853)
Net Increase (Decrease) in Shares Outstanding	(2,062,932)	(1,481,482)
Class Ba
Shares sold	780	5,218
Shares redeemed	(342,901)	(1,578,673)
Net Increase (Decrease) in Shares Outstanding	(342,121)	(1,573,455)
Class C
Shares sold	47,629	146,255
Shares redeemed	(851,213)	(1,123,486)
Net Increase (Decrease) in Shares Outstanding	(803,584)	(977,231)
Class I
Shares sold	6,921	36,591
Shares redeemed	(34,480)	(57,620)
Net Increase (Decrease) in Shares Outstanding	(27,559)	(21,029)

a During the period ended March 31, 2011, 179,028 Class B shares representing $3,982,587 were automatically converted to 164,234 Class A shares and during the period ended March 31, 2010, 782,422 Class B shares representing $15,079,439 were automatically converted to 722,513 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	24.38	17.66	28.79	32.75	30.78
Investment Operations:
Investment income (loss)—net[a]	.08	.03	.06	(.13)	(.10)
Net realized and unrealized
gain (loss) on investments	3.22	6.69[b]	(11.19)	(3.83)	2.07
Total from Investment Operations	3.30	6.72	(11.13)	(3.96)	1.97
Net asset value, end of period	27.68	24.38	17.66	28.79	32.75
Total Return (%)[c]	13.54	38.05	(38.66)	(12.09)	6.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41	1.56	1.47	1.28	1.25
Ratio of net expenses
to average net assets	1.29	1.53	1.36	1.23	1.24
Ratio of net investment income
(loss) to average net assets	.32	.13	.24	(.39)	(.31)
Portfolio Turnover Rate	101.31	70.59	61.37	132.79	123.41
Net Assets, end of period ($ x 1,000)	197,576	224,245	188,585	143,729	102,515

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.30 per share for the year ended
March 31, 2010.
c Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	22.41	16.36	26.94	30.90	29.28
Investment Operations:
Investment (loss)—net[a]	(.08)	(.12)	(.18)	(.38)	(.35)
Net realized and unrealized
gain (loss) on investments	2.97	6.17[b]	(10.40)	(3.58)	1.97
Total from Investment Operations	2.89	6.05	(10.58)	(3.96)	1.62
Net asset value, end of period	25.30	22.41	16.36	26.94	30.90
Total Return (%)[c]	12.90	36.98	(39.27)	(12.84)	5.57
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.52	2.39	2.31	2.11	2.10
Ratio of net expenses
to average net assets	1.94	2.35	2.20	2.06	2.09
Ratio of net investment (loss)
to average net assets	(.37)	(.66)	(.79)	(1.23)	(1.21)
Portfolio Turnover Rate	101.31	70.59	61.37	132.79	123.41
Net Assets, end of period ($ x 1,000)	5,535	12,572	34,919	141,979	269,747

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.30 per share for the year ended
March 31, 2010.
c Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	22.47	16.39	26.95	30.89	29.26
Investment Operations:
Investment (loss)—net[a]	(.09)	(.11)	(.15)	(.36)	(.34)
Net realized and unrealized
gain (loss) on investments	2.95	6.19[b]	(10.41)	(3.58)	1.97
Total from Investment Operations	2.86	6.08	(10.56)	(3.94)	1.63
Net asset value, end of period	25.33	22.47	16.39	26.95	30.89
Total Return (%)[c]	12.73	37.10	(39.18)	(12.76)	5.57
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.14	2.24	2.23	2.05	2.07
Ratio of net expenses
to average net assets	2.03	2.20	2.12	2.00	2.06
Ratio of net investment (loss)
to average net assets	(.42)	(.54)	(.65)	(1.17)	(1.18)
Portfolio Turnover Rate	101.31	70.59	61.37	132.79	123.41
Net Assets, end of period ($ x 1,000)	68,731	79,024	73,655	158,580	222,114

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.30 per share for the year ended
March 31, 2010.
c Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class I Shares	2011	2010	2009	2008[a]	2007
Per Share Data ($):
Net asset value, beginning of period	25.97	18.74	30.42	34.48	32.30
Investment Operations:
Investment income (loss)—net[b]	.16	.12	.12	(.01)	(.01)
Net realized and unrealized
gain (loss) on investments	3.46	7.11[c]	(11.80)	(4.05)	2.19
Total from Investment Operations	3.62	7.23	(11.68)	(4.06)	2.18
Net asset value, end of period	29.59	25.97	18.74	30.42	34.48
Total Return (%)	13.94	38.58	(38.40)	(11.78)	6.75
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	1.15	.96	.92	.93
Ratio of net expenses
to average net assets	.98	1.12	.85	.87	.93
Ratio of net investment income
(loss) to average net assets	.63	.54	.44	(.03)	(.05)
Portfolio Turnover Rate	101.31	70.59	61.37	132.79	123.41
Net Assets, end of period ($ x 1,000)	4,748	4,883	3,917	125,761	151,892

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.30 per share for the year ended
March 31, 2010.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Research Core Fund (the “fund”) is a separate non-diversified series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective seeks to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Composite Stock Price Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on June 29, 2010, the Board approved, effective October 1, 2010, a proposal to change the name of the fund from “Dreyfus S&P STARS Fund” to “Dreyfus Research Core Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange

22

are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in Securities:
Equity Securities —
Domestic†	270,627,151	—	—	270,627,151
Equity Securities —
Foreign†	4,346,588	—	—	4,346,588
Mutual Funds	8,318,932	—	—	8,318,932
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for signifi-

24

cant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011,The Bank of NewYork Mellon earned $1,643 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	3/31/2010 ($)	Purchases ($)	Sales ($)	3/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,597,000	90,289,000	87,486,000	5,400,000	1.9
Dreyfus
Institutional
Cash
Advantage
Plus Fund	32,974,478	45,560,521	75,616,067	2,918,932	1.1
Total	35,571,478	135,849,521	163,102,067	8,318,932	3.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

26

tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $308,949, accumulated capital losses $305,865,443 and unrealized appreciation $41,809,049.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2011. If not applied, $124,869,671 of the carryover expires in fiscal 2012, $90,369,546 expires in fiscal 2017 and $90,626,226 expires in fiscal 2018.

During the period ended March 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for a capital loss carryover expiration and real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $27,500, increased accumulated net realized gain (loss) on investments by $377,830,827 and decreased paid-in capital by $377,803,327. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2011, the fund did not borrow under the Facilities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until August 1, 2011, so that the total annual fund operating expenses (less fee waiver and/or expense reimbursement) of Class A, B, C and I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05% of the value of the respective class’ shares average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $366,725 during the period ended March 31, 2011.

The fund paid a license fee at the annual rate of .15% of the value of the fund’s average daily net assets for the use of certain Standard & Poor’s proprietary tradenames and trademarks. Effective October 1, 2010, the license fee agreement was terminated.

During the period ended March 31, 2011, the Distributor retained $3,066 from commissions earned on sales of the fund’s Class A shares and $15,783 and $5,870 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2011, Class B and Class C shares were charged $57,118 and $520,093, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund

28

and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A, Class B and Class C shares were charged $496,147, $19,039 and $173,364, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $306,909 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $35,347 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,417.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $24,725 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $6,268 for services performed by the Chief Compliance Officer.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $180,817, Rule 12b-1 distribution plan fees $47,121, shareholder services plan fees $57,358, custodian fees $12,010, chief compliance officer fees $1,957 and transfer agency per account fees $29,267.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $279,591,093 and $357,139,856, respectively.

At March 31, 2011, the cost of investments for federal income tax purposes was $241,483,622; accordingly, accumulated net unrealized appreciation on investments was $41,809,049, consisting of $51,420,163 gross unrealized appreciation and $9,611,114 gross unrealized depreciation.

NOTE 5—Subsequent Events:

On April 7, 2011, the Board of Trustees approved the merger of the fund into Dreyfus Research Growth Fund, Inc.The merger is subject to the approval of the shareholders of the fund at a meeting to be held on August 11, 2011. If approved, the merger is anticipated to occur on or about November 9, 2011. On the date of the merger, which is a tax-free reorganization, the fund would exchange all of its assets at net asset value, subject to liabilities, for an equivalent value of corresponding Class A, C or I shares of Dreyfus Research Growth Fund, Inc. Class B shareholders of the fund will receive Class A shares of Dreyfus Research Growth Fund, Inc.Those shares then will be distributed pro rata to shareholders of the fund so that each shareholder receives a number of shares of Dreyfus Research Growth Fund, Inc. equal to the aggregate net asset value of the shareholder’s fund shares.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Research Core Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Research Core Fund (formerly, Dreyfus S&P STARS Fund) (one of the series comprising Dreyfus Manager Funds I) as of March 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Research Core Fund at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
May 24, 2011

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians. The fund ranked in the fourth quartiles for the two-, three-, four- and five-year periods and ranked in the third quartile for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Dreyfus representatives discussed the recent steps taken to improve fund performance, including changing the fund’s portfolio management team and investment strategy in March 2010.The Board noted that the fund’s relative performance had improved in the one-year period.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expense ratio was above the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until August 1, 2011, so that the total annual fund operating expenses (less fee waiver and/or expense reimbursement) of Class A, B, C and I shares (excluding taxes, interest, brokerage commissions, commitment fees of borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05% of the value of the respective class’ shares average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant fac-tors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of,

34

individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows:

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and agreed to continue to closely monitor performance.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

36

The Fund 37

38

The Fund 39

40

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

S&P STARS

Opportunities Fund

ANNUAL REPORT March 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Renewal of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
S&P STARS
Opportunities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus S&P STARS Opportunities Fund, covering the 12-month period from April 1, 2010, through March 31, 2011.

Equities have fared quite well over the past year despite heightened market volatility in the spring and summer of 2010 stemming from a subpar U.S. economic recovery and developments in overseas markets. The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus gave investors confidence that the economy was unlikely to slip back into recession. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger, better established counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 in light of new fiscal stimulus measures, an improving labor market and benign inflationary pressures. The implications of this outlook are generally positive for stocks. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2010, through March 31, 2011, as provided by Warren Chiang and C.Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31, 2011, Dreyfus S&P STARS Opportunities Fund’s Class A shares produced a total return of 24.37%, Class B shares returned 23.43%, Class C shares returned 23.46% and Class I shares returned 24.68%.1,2 In comparison, the fund’s benchmark, the S&P MidCap 400 Index, produced a total return of 26.95% for the same period.3,4 Although stocks encountered heightened volatility early in the reporting period, a rally over the second half propelled equities to double-digit gains.The fund’s returns were lower than the S&P MidCap 400 Index, as the fund did not participate fully in the early stages of a rally that was especially robust among smaller stocks.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities that have been ranked at the time of purchase by Standard & Poor’s (S&P) analysts according to the Standard & Poor’s STock Appreciation Ranking System (or STARS). S&P’s research staff analyzes and ranks the stocks of approximately 1,500 issuers. We will principally use STARS to identify stocks in the highest two categories (four and five STARS) for purchase.The fund may, at times, short-sell securities in the lowest two categories (one and two STARS).

When selecting investments, we analyze the stocks ranked by S&P analysts and select those midcap stocks that we believe have the best potential for capital appreciation. We then subject those stocks to quantitative models designed to identify stocks with attractive long-term relative valuations, sustainable earnings and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations.

Improved Economic Confidence Fueled a Market Rally

Although much of the world had emerged from recession, several developments shook investor sentiment in the spring of 2010. Europe

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

was roiled by a sovereign debt crisis, leading to fiscal austerity measures that threatened the region’s economic rebound. Meanwhile, disappointing housing and employment data in the United States weighed on already mild growth. As a result, stocks encountered heightened volatility over the first half of the reporting period.

However, it became clearer over the summer that investors’ economic concerns may have been overblown. New stimulative efforts by the Federal Reserve Board helped convince investors that a double-dip recession was unlikely, and they began to look forward to better business conditions. A more optimistic investment outlook was reinforced by improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the resolution of U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market. However, the rally was interrupted in February when political unrest in the Middle East led to sharply higher energy prices, and again in March when Japan suffered a devastating earthquake and tsunami. Still, stocks proved resilient, ending the reporting period with significant gains, and midcap stocks produced significantly higher returns, on average, than their large-cap counterparts.

Stock Selections Produced Mixed Results

The fund’s quantitative models worked well during the reporting period, with valuation, behavioral and quality factors making positive contributions to results. However, the fund’s returns lagged the S&P MidCap 400 Index due to a handful of individual disappointments. In the consumer discretionary sector, our lack of exposure to online DVD rental company Netflix hindered relative performance as the stock more than tripled in price amid better-than-expected earnings. An underweighted position in drug developer Vertex Pharmaceuticals hurt relative results when a new medicine for cystic fibrosis fared well in late-stage clinical trials. Conversely, overweighted exposure to information technology specialist Computer Sciences weighed on returns after the company reduced earnings guidance to analysts.

On a more positive note, the fund achieved better results stemming, in part, from greater mergers-and-acquisitions activity. Software developer Sybase was acquired by a former rival at a premium to its stock price at the time. In the energy sector, Lubrizol was taken over by Berkshire Hathaway, and Mariner Energy was acquired by Apache Corp. The fund’s

4

investments in the financials sector were bolstered by real estate investment trust UDR and insurance holding company Reinsurance Group of America, the latter of which raised its dividend.

Anticipating a Return to Fundamentals

We remain cautiously optimistic regarding the U.S. and global economic recoveries. However, as the global economy moves to the next phase of its cycle, we believe that investors are likely to turn their attention away from macroeconomic events and toward the strengths and weaknesses of individual companies. Our disciplined investment process may be especially well suited to a more selective environment in which investors make objective decisions based on company fundamentals, including their valuations, earnings quality and behavioral characteristics.

April 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

S&P STARS rankings are subjective determinations of S&P analysts and may not accurately assess the investment prospects of a security.The past performance of S&P ranked stocks is not predictive of future fund performance.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	The fund commenced operations after all of the assets of a predecessor mutual fund were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization on May 1, 2004.
3	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U. S. stock market.
4	“Standard & Poor’s®,” “S&P®,” “S&P MidCap 400®” and “STARS®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard &
Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

TheFund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus S&P STARS Opportunities Fund Class A shares, Class B shares, Class C shares and Class I shares and the Standard & Poor’s MidCap 400 Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus S&P STARS Opportunities Fund on 10/1/01 (inception date) to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Class A, B, C and I shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads.The fund’s other share classes have achieved different returns.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 3/31/11

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	10/1/01	17.23%	0.58%	7.75%
without sales charge	10/1/01	24.37%	1.79%	8.42%
Class B shares
with applicable redemption charge †	10/1/01	19.43%	0.61%	8.02%
without redemption	10/1/01	23.43%	1.00%	8.02%
Class C shares
with applicable redemption charge ††	10/1/01	22.46%	1.02%	7.73%
without redemption	10/1/01	23.46%	1.02%	7.73%
Class I shares	10/1/01	24.68%	2.00%	8.77%
Standard & Poor’s MidCap 400 Index	9/30/01	26.95%	6.07%	10.55%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class B, Class C and Class I shares shown in the table include the performance of the predecessor fund from October 1, 2001, to April 30, 2004, and are adjusted to reflect the applicable sales loads.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	For comparative purposes, the value of the Index as of 9/30/01 is used as the beginning value on 10/1/01.

TheFund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P STARS Opportunities Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.20	$ 11.27	$ 11.33	$ 5.82
Ending value (after expenses)	$1,220.40	$1,215.70	$1,216.00	$1,222.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.54	$ 10.25	$ 10.30	$ 5.29
Ending value (after expenses)	$1,018.45	$1,014.76	$1,014.71	$1,019.70

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.04% for Class B, 2.05% for
Class C, and 1.05% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

March 31, 2011

Common Stocks—100.1%	Shares		Value ($)
Consumer Discretionary—16.2%
American Greetings, Cl. A	122,532		2,891,755
Autoliv	17,900		1,328,717
Bob Evans Farms	5,500		179,300
GameStop, Cl. A	154,300 [a,b]		3,474,836
H&R Block	17,800		297,972
Meredith	7,300 [a]		247,616
Scholastic	3,700		100,048
TRW Automotive Holdings	59,300	[b]	3,266,244
VF	29,600 [a]		2,916,488
Warnaco Group	54,000 [b]		3,088,260
Washington Post, Cl. B	6,600	[a]	2,887,896
Whirlpool	16,400		1,399,904
Wynn Resorts	26,600		3,384,850
			25,463,886
Consumer Staples—6.5%
Church & Dwight	54,600		4,331,964
Constellation Brands, Cl. A	145,600	[b]	2,952,768
Ruddick	11,600		447,644
Tyson Foods, Cl. A	129,300		2,481,267
			10,213,643
Energy—4.8%
Arch Coal	100,600		3,625,624
Chevron	14,600		1,568,478
Helmerich & Payne	32,800		2,253,032
			7,447,134
Financial—15.2%
Apartment Investment & Management, Cl. A	63,100	[c]	1,607,157
Aspen Insurance Holdings	109,800		3,026,088
Comerica	79,100		2,904,552
Commonwealth Real Estate Investment Trust	92,700	[c]	2,407,419
Everest Re Group	6,100		537,898
Federal Realty Investment Trust	12,300	[c]	1,003,188
Fifth Third Bancorp	112,900		1,567,052
Huntington Bancshares	152,300		1,011,272
Mack-Cali Realty	8,700	[c]	294,930
Rayonier	65,200 [c]		4,062,612
Reinsurance Group of America	66,400		4,168,592

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Transatlantic Holdings	18,500	900,395
Weyerhaeuser	18,500 [c]	455,100
		23,946,255
Health Care—14.0%
Abbott Laboratories	7,400	362,970
Cephalon	50,500 [a,b]	3,826,890
CIGNA	58,900	2,608,092
Cooper	51,500	3,576,675
Endo Pharmaceuticals Holdings	106,000 [b]	4,044,960
Health Net	11,600 [b]	379,320
Kindred Healthcare	16,600 [b]	396,408
Medicis Pharmaceutical, Cl. A	10,000	320,400
Resmed	116,400 [a,b]	3,492,000
Watson Pharmaceuticals	54,100 [b]	3,030,141
		22,037,856
Industrial—16.8%
AGCO	11,100 [b]	610,167
Alaska Air Group	70,700 [b]	4,483,794
JB Hunt Transport Services	50,200	2,280,084
Joy Global	29,700	2,934,657
Kansas City Southern	13,500 [b]	735,075
Oshkosh	81,000 [b]	2,865,780
Ryder System	13,000	657,800
Timken	14,300	747,890
Toro	50,700	3,357,354
URS	74,100 [b]	3,412,305
W.W. Grainger	15,300	2,106,504
Waste Connections	76,550	2,203,875
		26,395,285
Information Technology—14.8%
Advent Software	5,700 [b]	163,419

10

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Computer Sciences	73,100		3,562,163
Fairchild Semiconductor International	89,800	[b]	1,634,360
Harris	45,500		2,256,800
Ingram Micro, Cl. A	7,200	[b]	151,416
Itron	42,700 [b]		2,409,988
Lender Processing Services	12,200		392,718
Lexmark International, Cl. A	82,000	[b]	3,037,280
Plantronics	83,000		3,039,460
RF Micro Devices	36,900	[b]	236,529
TIBCO Software	22,500 [b]		613,125
ValueClick	89,700 [b]		1,297,062
Vishay Intertechnology	66,700	[b]	1,183,258
WebMD Health, Cl. A	60,540 [a,b]		3,234,047
			23,211,625
Materials—8.6%
Domtar	35,000		3,212,300
Lubrizol	46,500		6,229,140
Minerals Technologies	48,000		3,288,960
Scotts Miracle-Gro, Cl. A	14,100		815,685
			13,546,085
Utilities—3.2%
DPL	138,000		3,782,580
Great Plains Energy	57,400		1,149,148
			4,931,728
Total Common Stocks
(cost $136,051,050)			157,193,497

Other Investment—.2%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $324,000)	324,000 [d]		324,000

TheFund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—9.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $14,200,817)	14,200,817 [d]	14,200,817

Total Investments (cost $150,575,867)	109.3%	171,718,314
Liabilities, Less Cash and Receivables	(9.3%)	(14,584,232)
Net Assets	100.0%	157,134,082

a Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s securities on loan was
$13,848,696 and the value of the collateral held by the fund was $14,200,817.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Industrial	16.8	Materials	8.6
Consumer Discretionary	16.2	Consumer Staples	6.5
Financial	15.2	Energy	4.8
Information Technology	14.8	Utilities	3.2
Health Care	14.0
Money Market Investments	9.2		109.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,848,696)—Note 1(b):
Unaffiliated issuers	136,051,050	157,193,497
Affiliated issuers	14,524,817	14,524,817
Cash		20,829
Dividends and interest receivable		67,280
Receivable for shares of Beneficial Interest subscribed		30,122
Prepaid expenses		33,527
		171,870,072
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		119,431
Liability for securities on loan—Note 1(b)		14,200,817
Payable for shares of Beneficial Interest redeemed		198,376
Payable for licence fee		59,566
Interest payable—Note 2		259
Accrued expenses		157,541
		14,735,990
Net Assets ($)		157,134,082
Composition of Net Assets ($):
Paid-in capital		161,780,147
Accumulated net realized gain (loss) on investments		(25,788,512)
Accumulated net unrealized appreciation
(depreciation) on investments		21,142,447
Net Assets ($)		157,134,082

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	94,422,837	2,895,418	20,555,406	39,260,421
Shares Outstanding	3,919,438	128,098	908,446	1,580,025
Net Asset Value Per Share ($)	24.09	22.60	22.63	24.85

See notes to financial statements.

TheFund 13

STATEMENT OF OPERATIONS

Year Ended March 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,108,168
Affiliated issuers	1,850
Income from securities lending—Note 1(b)	31,335
Total Income	2,141,353
Expenses:
Management fee—Note 3(a)	1,198,726
Shareholder servicing costs—Note 3(c)	862,240
License fee—Note 3(a)	256,861
Distribution fees—Note 3(b)	191,670
Prospectus and shareholders’ reports	78,069
Professional fees	65,732
Registration fees	40,980
Custodian fees—Note 3(c)	17,807
Trustees’ fees and expenses—Note 3(d)	9,815
Loan commitment fees—Note 2	2,293
Interest expense—Note 2	870
Miscellaneous	22,136
Total Expenses	2,747,199
Less—reduction in management fee due to undertaking—Note 3(a)	(436,967)
Less—reduction in fees due to earnings credits—Note 3(c)	(986)
Net Expenses	2,309,246
Investment (Loss)—Net	(167,893)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	47,525,322
Net unrealized appreciation (depreciation) on investments	(12,148,173)
Net Realized and Unrealized Gain (Loss) on Investments	35,377,149
Net Increase in Net Assets Resulting from Operations	35,209,256

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2011	2010
Operations ($):
Investment (loss)—net	(167,893)	(24,225)
Net realized gain (loss) on investments	47,525,322	(2,041,914)
Net unrealized appreciation
(depreciation) on investments	(12,148,173)	70,439,439
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,209,256	68,373,300
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	(20,680)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,683,619	24,067,661
Class B Shares	83	211,815
Class C Shares	556,060	2,758,568
Class I Shares	6,989,677	14,324,035
Dividends reinvested:
Class I Shares	17,903	—
Cost of shares redeemed:
Class A Shares	(54,126,269)	(63,066,042)
Class B Shares	(2,887,372)	(6,938,616)
Class C Shares	(10,048,116)	(22,497,526)
Class I Shares	(25,350,881)	(33,925,915)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(76,165,296)	(85,066,020)
Total Increase (Decrease) in Net Assets	(40,976,720)	(16,692,720)
Net Assets ($):
Beginning of Period	198,110,802	214,803,522
End of Period	157,134,082	198,110,802
Undistributed investment income—net	—	20,336

TheFund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	430,072	1,440,376
Shares redeemed	(2,674,195)	(3,656,933)
Net Increase (Decrease) in Shares Outstanding	(2,244,123)	(2,216,557)
Class Ba
Shares sold	5	13,532
Shares redeemed	(151,791)	(426,547)
Net Increase (Decrease) in Shares Outstanding	(151,786)	(413,015)
Class C
Shares sold	28,714	175,048
Shares redeemed	(518,782)	(1,347,102)
Net Increase (Decrease) in Shares Outstanding	(490,068)	(1,172,054)
Class I
Shares sold	332,614	802,608
Shares issued for dividends reinvested	808	—
Shares redeemed	(1,159,098)	(1,981,388)
Net Increase (Decrease) in Shares Outstanding	(825,676)	(1,178,780)

a During the period ended March 31, 2011, 63,485 Class B shares representing $1,212,290 were automatically converted to 59,824 Class A shares and during the period ended March 31, 2010, 192,936 Class B shares representing $3,201,718 were automatically converted to 183,031 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	19.37	14.16	22.09	23.21	22.87
Investment Operations:
Investment income (loss)—net[a]	(.01)	.01	.00[b]	(.14)	(.13)
Net realized and unrealized
gain (loss) on investments	4.73	5.20	(7.93)	(.43)	.79
Total from Investment Operations	4.72	5.21	(7.93)	(.57)	.66
Distributions:
Dividends from net realized
gain on investments	—	—	(.00)[b]	(.55)	(.32)
Net asset value, end of period	24.09	19.37	14.16	22.09	23.21
Total Return (%)[c]	24.37	36.79	(35.89)	(2.79)	3.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.50	1.52	1.42	1.32	1.37
Ratio of net expenses
to average net assets	1.30	1.30	1.34	1.32	1.37
Ratio of net investment income
(loss) to average net assets	(.05)	.07	.01	(.58)	(.59)
Portfolio Turnover Rate	120.15	53.51	61.21	38.78	48.55
Net Assets, end of period ($ x 1,000)	94,423	119,389	118,637	130,865	115,991

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	18.31	13.49	21.22	22.49	22.33
Investment Operations:
Investment (loss)—net[a]	(.15)	(.11)	(.16)	(.32)	(.29)
Net realized and unrealized
gain (loss) on investments	4.44	4.93	(7.57)	(.40)	.77
Total from Investment Operations	4.29	4.82	(7.73)	(.72)	.48
Distributions:
Dividends from net realized
gain on investments	—	—	(.00)[b]	(.55)	(.32)
Net asset value, end of period	22.60	18.31	13.49	21.22	22.49
Total Return (%)[c]	23.43	35.73	(36.42)	(3.50)	2.27
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.46	2.40	2.27	2.09	2.16
Ratio of net expenses
to average net assets	2.03	2.05	2.14	2.09	2.15
Ratio of net investment (loss)
to average net assets	(.78)	(.67)	(.87)	(1.37)	(1.37)
Portfolio Turnover Rate	120.15	53.51	61.21	38.78	48.55
Net Assets, end of period ($ x 1,000)	2,895	5,124	9,345	16,521	23,244

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	18.33	13.50	21.23	22.49	22.34
Investment Operations:
Investment (loss)—net[a]	(.15)	(.11)	(.15)	(.31)	(.28)
Net realized and unrealized
gain (loss) on investments	4.45	4.94	(7.58)	(.40)	.75
Total from Investment Operations	4.30	4.83	(7.73)	(.71)	.47
Distributions:
Dividends from net realized
gain on investments	—	—	(.00)[b]	(.55)	(.32)
Net asset value, end of period	22.63	18.33	13.50	21.23	22.49
Total Return (%)[c]	23.46	35.78	(36.41)	(3.46)	2.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25	2.21	2.12	2.05	2.13
Ratio of net expenses
to average net assets	2.05	2.05	2.08	2.05	2.12
Ratio of net investment (loss)
to average net assets	(.80)	(.67)	(.81)	(1.31)	(1.34)
Portfolio Turnover Rate	120.15	53.51	61.21	38.78	48.55
Net Assets, end of period ($ x 1,000)	20,555	25,634	34,706	66,835	64,081

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

TheFund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class I Shares	2011	2010	2009	2008[a]	2007
Per Share Data ($):
Net asset value, beginning of period	19.94	14.54	22.65	23.75	23.34
Investment Operations:
Investment income (loss)—net[b]	.04	.06	.05	(.11)	(.09)
Net realized and unrealized
gain (loss) on investments	4.88	5.34	(8.16)	(.44)	.82
Total from Investment Operations	4.92	5.40	(8.11)	(.55)	.73
Distributions:
Dividends from investment income—net	(.01)	—	—	—	—
Dividends from net realized
gain on investments	—	—	(.00)[c]	(.55)	(.32)
Total Distributions	(.01)	—	(.00)[c]	(.55)	(.32)
Net asset value, end of period	24.85	19.94	14.54	22.65	23.75
Total Return (%)	24.68	37.14	(35.80)	(2.60)	3.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.32	1.24	1.17	1.15
Ratio of net expenses
to average net assets	1.05	1.05	1.16	1.17	1.15
Ratio of net investment income
(loss) to average net assets	.20	.33	.30	(.43)	(.38)
Portfolio Turnover Rate	120.15	53.51	61.21	38.78	48.55
Net Assets, end of period ($ x 1,000)	39,260	47,964	52,116	37,414	30,544

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P STARS Opportunities Fund (the “fund”) is a separate non-diversified series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

TheFund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators,

22

such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TheFund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	155,864,780	—	—	155,864,780
Equity Securities—
Foreign†	1,328,717	—	—	1,328,717
Mutual Funds	14,524,817	—	—	14,524,817
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

24

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011, The Bank of New York Mellon earned $10,445 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value		Value	Net
Company	3/31/2010 ($)	Purchases ($) Sales ($)	3/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	1,673,000	46,666,000 48,015,000	324,000.2
Dreyfus
Institutional
Cash
Advantage
Plus Fund	49,217,765	108,902,532 143,919,480	14,200,817	9.0
Total	50,890,765	155,568,532 191,934,480	14,524,817	9.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

TheFund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $2,275,354, accumulated capital losses $28,015,431 and unrealized appreciation $21,094,012.

As a result of the fund’s merger with Dreyfus Midcap Stock Fund, capital losses of $28,015,431 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $2,599,096 of these acquired capital losses expires in fiscal 2015, $3,554,390 expires in fiscal 2016, $17,566,726 expires in fiscal 2017, $3,806,018 expires in fiscal 2018 and $489,201 expires in fiscal 2019.

The tax character of distributions paid to shareholders during the fiscal period ended March 31, 2011 was as follows: ordinary income $20,680.

During the period ended March 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net

26

operating losses, the fund increased accumulated undistributed investment income-net by $168,237 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2011, was approximately $60,800 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until August 1, 2011, so that the total annual fund operating expenses (less fee waiver and/or expenses reimbursement) of Class A, B, C and I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05% of the value of the respective class’ shares average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $436,967 during the period ended March 31, 2011.

TheFund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has agreed to pay a license fee at the annual rate of .15% of the value of the fund’s average daily net assets for the use of certain Standard & Poor’s proprietary tradenames and trademarks.

During the period ended March 31, 2011, the Distributor retained $3,148 from commissions earned on sales of the fund’s Class A shares and $6,404 and $3,388 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2011, Class B and Class C shares were charged $26,616 and $165,054, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A, Class B and Class C shares were charged $253,076, $8,872 and $55,018, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

28

fund. During the period ended March 31, 2011, the fund was charged $117,760 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $14,404 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $986.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $17,807 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $6,268 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $91,559, Rule 12b-1 distribution plan fees $14,656, shareholder services plan fees $24,485, custodian fees $9,062, chief compliance officer fees $1,957 and transfer agency per account fees $11,623, which are offset against an expense reimbursement currently in effect in the amount of $33,911.

TheFund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $203,787,845 and $279,093,930, respectively.

At March 31, 2011, the cost of investments for federal income tax purposes was $150,624,302; accordingly, accumulated net unrealized appreciation on investments was $21,094,012, consisting of $23,411,791 gross unrealized appreciation and $2,317,779 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus S&P STARS Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus S&P STARS Opportunities Fund (one of the series comprising Dreyfus Manager Funds I) as of March 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P STARS Opportunities Fund at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York May 24, 2011

TheFund 31

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended March 31, 2011 as qualifying for the corporate dividends received deduction. For the fiscal year ended March 31, 2011, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $20,680 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

32

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

TheFund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that a new portfolio management team joined the fund in March 2010, and representatives of Dreyfus informed the Board that the fund’s investment model is under review.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until

34

August 1, 2011, so that the total annual fund operating expenses (less fee waiver and/or expense reimbursement) of Class A, Class B, Class C and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05% of the value of the respective Class’ shares average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the

TheFund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

36

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

TheFund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 171
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 51

38

Ehud Houminer (70)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

TheFund 39

OFFICERS OF THE FUND (Unaudited)

TheFund 41

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $110,548 in 2010 and $96,936 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $16,146 in 2010 and $18,000 in 2011.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $10,626 in 2010 and $9,112 in 2011.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $226 in 2011.  [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $26,201,339 in 2010 and $60,419,333 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds I

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	May 24, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)